ABS Insights Emerging Markets Fund Institutional Class Shares (IEMIX) Super Institutional Class Shares (IEMSX)

PROSPECTUS

February 1, 2026

Advisor:

ABS Global Investments

2187 Atlantic Street, Suite 604

Stamford, CT 06902

www.absinv.com

Toll Free: 800-813-1421

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Page

FUND SUMMARY – ABS INSIGHTS EMERGING MARKETS FUND	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	6
Advisor's Prior Related Performance Information	9
Temporary Investments	10
Portfolio Holdings Disclosure	10
Cybersecurity	11
MANAGEMENT	11
Investment Advisor	11
Portfolio Manager	12
HOW SHARES ARE PRICED	12
HOW TO PURCHASE SHARES	13
Converting Institutional Class Shares to Super Institutional Class Shares	15
HOW TO REDEEM SHARES	16
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	20
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	21
DISTRIBUTION OF SHARES	20
Distributor	20
Additional Compensation to Financial Intermediaries	22
Householding	22
FINANCIAL HIGHLIGHTS	23
PRIVACY NOTICE	24

FUND SUMMARY – ABS INSIGHTS EMERGING MARKETS FUND

Investment Objective:

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the ABS Insights Emerging Markets Fund (the “Fund”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 13 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Super Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.14%	0.33%
Acquired Fund Fees and Expenses (1)	0.04%	0.04%
Total Annual Fund Operating Expenses	1.13%	1.32%
Fee Waiver/Expense Reimbursement (2)	0.00%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	0.99%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds (“ETFs”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Fund’s advisor))) do not exceed 1.09% and 0.95% of average daily net assets attributable to Institutional Class and Super Institutional Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees are waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing limits or limits in place at time of recoupment after the recoupment is taken into account. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Fund’s advisor.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional	$115	$359	$622	$1,375
Super Institutional	$101	$386	$692	$1,561

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies:

The Fund pursues its investment objective by investing primarily in common stocks but may also invest in exchange-traded funds (“ETFs”) and other types of securities, including, but not limited to, preferred stocks and depositary receipts. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity-related instruments of emerging markets companies.

Securities considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the advisor believes may expose the Fund’s assets to the economic fortunes and risks of emerging markets. The advisor may consider an issuer to be economically tied to emerging markets even though it is based in a developed market such as the United States. Emerging markets are generally those with a less-developed economy and per-capital income significantly lower than the U.S. Emerging market countries are those represented in the MSCI Emerging Markets Index. Representative emerging market countries include China, Brazil, India and Taiwan.

The equity securities in which the Fund invests are primarily publicly traded common stocks. For purposes of the Fund’s 80% policy, equity-related instruments include depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and participation notes (“P-Notes”), which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund may invest in securities of any market capitalization, and is expected to have exposure to large, mid, and small capitalization securities.

The advisor manages multiple portfolios focused on emerging markets. To achieve the Fund’s investment objective, the advisor employs a systematic process that ranks the stocks in these portfolios in order of the most heavily traded stock positions by country relative to the MSCI Emerging Markets Index (the “Index”). Securities are selected for the Fund based on these relative rankings. The advisor aims for the Fund’s country, sector, market cap, style, and position size diversification to reflect that of the Index.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

o	Acquired Fund Risk: ETFs in which the Fund invests are subject to investment advisory and other expenses, which are indirectly paid by the Fund. As a result, the cost of investing in the Fund is higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks.

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o	Depositary Receipt Risk: The Fund’s investment in stocks of foreign corporations may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. While the use of depositary receipts, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

o	Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

o	Participation Notes Risk: The Fund may use participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are designed to track the return of a particular underlying equity or debt security, currency, or market. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. In addition, the Fund has no rights under participation notes against the issuer of the underlying security and must rely on the creditworthiness of the counterparty to the transaction.

o	Emerging Markets Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

o	China Risk: The Chinese central government exercises substantial control over the Chinese economy through regulation and state ownership of entities; and local government authorities have a substantial effect on economic conditions. This governmental regime poses the risk of nationalization or expropriation of assets; the risk that support of economic sectors of reform programs may be curtailed; and the risk of increased trade tariffs, embargoes and other trade limitations. Additionally, the Chinese government controls the RMB currency and intervenes in this currency market. These currency-related actions may not be transparent or predictable. As a result, the U.S. dollar value of the RMB may change quickly and arbitrarily. Securities affected by trading suspensions may be or become illiquid.

o	Taiwan Risk: Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy is intricately linked with economies of Asian countries that have experienced over-extensions of credit, frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China.

o	Equity Securities Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

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o	Foreign Securities Risk: Because the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

o	Investment Model Risk: Like all quantitative analysis, the Advisor’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. No assurance can be given that the Fund will be successful under all or any market conditions.

o	Large Capitalization Stock Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

o	Limited History of Operations Risk: The Fund is a new mutual fund with limited history of operations for investors to evaluate.

o	Management Risk: The advisor’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.

o	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events, tariffs and trade wars, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

o	Small and Medium Capitalization Stock Risk: The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Performance:

Because the Fund does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information is available at no cost by visiting www.absinv.com or by calling 800-813-1421.

Investment Advisor: ABS Global Investments (the “Advisor”).

Portfolio Manager: Guilherme Valle, CFA, Founding Partner of the Advisor, has served the Fund as its portfolio manager since it commenced operations in 2025.

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Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Institutional	$1 million	$1 million	$100,000	$100,000
Super Institutional	$10 million	$10 million	$100,000	$100,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund seeks long-term capital appreciation.

The Fund’s investment objective may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies: The Fund pursues its investment objective by investing primarily in common stocks but may also invest in exchange-traded funds (“ETFs”) and other types of equity securities, including, but not limited to, preferred stock and depositary receipts. The Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity-related instruments of emerging market companies.

Securities considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental entity (such as federal or local governments) or quasi-governmental entity (such as a transportation or healthcare agency that provides specific governmental services but does not have any governing authority) of an emerging market; or (5) any other issuer that the Advisor believes may expose the Fund’s assets to the economic fortunes and risks of emerging markets. The Advisor may consider an issuer to be economically tied to emerging markets even though it is based in a developed market such as the United States. Emerging markets are generally those with a less-developed economy and per-capital income significantly lower than the U.S. Emerging market countries are those represented in the MSCI Emerging Markets Index. Representative emerging market countries include China, Brazil, India and Taiwan.

The equity securities in which the Fund invests are primarily publicly traded common stocks. For purposes of the Fund’s 80% policy, equity-related instruments include depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and participation notes (“P-Notes”), which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund may invest in securities of any market capitalization, and is expected to have exposure to large, mid, and small capitalization securities.

The Advisor manages multiple portfolios focused on emerging markets. To achieve the Fund’s investment objective, the Advisor employs a systematic process that ranks the stocks of these portfolios in order of the most heavily traded stock positions by country relative to the MSCI Emerging Markets Index (the “Index”). Securities are selected for the Fund based on these relative rankings. The Advisor aims for the Fund’s country, sector, market cap, style, and position size diversification to reflect that of the Index.

Principal Investment Risks: The following risks may apply to the Fund’s investments.

•	Acquired Fund Risk: ETFs in which the Fund invests are subject to investment advisory and other expenses, which are indirectly paid by the Fund. As a result, the cost of investing in the Fund is higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks. Each of the ETFs is subject to its own specific risks. The Fund is subject to the principal investment risks of the ETFs by virtue of the Fund’s investment in such funds.
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•	Depositary Receipt Risk: To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. While the use of depositary receipts, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.
•	Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
o	Participation Notes Risk: The Fund may use participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are designed to track the return of a particular underlying equity or debt security, currency, or market. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. In addition, the Fund has no rights under participation notes against the issuer of the underlying security and must rely on the creditworthiness of the counterparty to the transaction.
•	Emerging Markets Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.
o	China Risk: The Chinese central government exercises substantial control over the Chinese economy through regulation and state ownership of entities; and local government authorities have a substantial effect on economic conditions. This governmental regime poses the risk of nationalization or expropriation of assets; the risk that support of economic sectors of reform programs may be curtailed; and the risk of increased trade tariffs, embargoes and other trade limitations. Additionally, the Chinese government controls the RMB currency and intervenes in this currency market. These currency-related actions may not be transparent or predictable. As a result, the U.S. dollar value of the RMB may change quickly and arbitrarily. Securities affected by trading suspensions may be or become illiquid. The Fund may also encounter difficulties enforcing its rights against defaulted issuers that are organized in the PRC and only subject to the laws of the PRC. The interpretation and enforcement of Chinese laws and regulations may be uncertain. With respect to bankruptcy, such laws in China are less developed than and different from such laws in the U. S. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the U. S. and results can be unpredictable. Disclosure and regulatory standards in China, are less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers, making evaluation of credit quality more difficult.
o	Taiwan Risk: Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy is intricately linked with economies of Asian countries that have experienced over-extensions of credit, frequent and
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pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation. The Taiwanese economy is dependent on the economies of Japan and China, as well as the U.S., and negative changes in their economies or a reduction in purchases by any of them of Taiwanese products and services would likely have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets.

•	Equity Securities Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.
•	Foreign Securities Risk: Because the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market or sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the U.S. Investments in foreign issues could be affected by other factors no present in the U.S., including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.
•	Investment Model Risk: Like all quantitative analysis, the Advisor’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. No assurance can be given that the Fund will be successful under all or any market conditions.
•	Large Capitalization Stock Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Limited History of Operations Risk: The Fund is a new mutual fund with limited history of operations for investors to evaluate.
•	Management Risk: The Advisor’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.
•	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events, tariffs and trade wars, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have
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long term effects on global financial markets. It is difficult to predict when events affecting global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. For example, COVID-19 had negative impacts, and in many cases, severe negative impacts on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above would last, but there could be a prolonged period of global economic slowdown which may impact your Fund investment. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may have been negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

•	Small and Medium Capitalization Stock Risk: The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Advisor’s Prior Related Performance Information: The Advisor is responsible for managing two related funds using substantially the same investment objective, policies and investment strategies as the Fund (the “Related Funds”). The Advisor has full discretionary authority over the selection of investments for the Related Funds and uses substantially the same goals and style of investment management in managing the Fund. The Related Funds are the only accounts managed by the Advisor with substantially the same investment objective, policies and strategies as the Fund.

The information for the Related Funds is provided to show the past performance as measured against the specified benchmark index and is shown gross and net of management fees and other operating expenses, including any sales loads. The Related Funds had lower total expenses that the Fund. Accordingly, the performance shown below would have been lower if such Related Funds had the Fund’s expense structure. The performance of the Related Funds does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. In addition, the Related Funds are not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Related Funds during the periods shown.

Average Annual Total Returns

(as of December 31, 2025)

	1-Year	5-Years	Since 4/1/18[1]
Related Fund 1 (Net of fees)	32.65%	5.15%	5.77%
Related Fund 1 (Gross of fees)	33.47%	5.83%	6.45%
MSCI Emerging Markets Index[3]	33.57%	4.20%	4.91%

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	1-Year	Since 7/19/23[2]
Related Fund 2 (Net of fees)	32.82%	14.32%
Related Fund 1 (Gross of fees)	33.45%	15.02%
MSCI Emerging Markets Index[3]	33.57%	16.15%

Average Annual Total Returns

For Calendar Year/Period Ended December 31

	2025	2024	2023	2022	2021	2020	2019	2018[1]
Related Fund 1 (Net of fees)	32.65%	4.08%	11.53%	(22.00)%	7.05%	23.26%	16.68%	(16.45)%
Related Fund 1 (Gross of fees)	33.47%	4.74%	12.25%	(21.47)%	7.74%	24.04%	17.42%	(16.04)%
MSCI Emerging Markets Index[3]	33.57%	7.50%	9.83%	(20.09)%	(2.54)%	18.30%	18.42%	(15.76)%

	2025	2024	2023[2]
Related Fund 2 (Net of fees)	32.82%	3.77%	1.40%
Related Fund 2 (Gross of fees)	33.45%	4.10%	1.81%
MSCI Emerging Markets Index[3]	33.57%	7.50%	1.25%

[1]	Related Fund 1 commenced operations on April 1, 2018.

2  Related Fund 2 commenced operations on July 19, 2023.

3  The MSCI Emerging Markets Index captures large and mid-cap representation across 24 emerging markets countries. With 1,330 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging market countries include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Fund and, indirectly, the fees and expenses of the underlying money market funds. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

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Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Advisor: ABS Global Investments, 2187 Atlantic Street, Suite 604, Stamford, CT 06902, serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for management of the Fund’s investment portfolios. The Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objectives, policies and restrictions. The Advisor was established in 2002. As of September 30, 2025, it had approximately $9.2 billion in assets under management.

Pursuant to advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee of 0.95% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and reimburse expenses of each Fund, at least until January 31, 2027, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding (i) any front end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) will not exceed 1.09% and 0.95% for Institutional Class and Super Institutional Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees were waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. These agreements may be terminated only by the Board of Trustees on 60 days’ written notice to the Advisor. Fee waiver and reimbursement arrangements can decrease each Fund’s expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Fund’s Form N-CSR dated March 31, 2025. During the fiscal year ended September 30, 2025, the Fund paid an aggregate of 0.64% of its average net assets in advisory fees to the Adviser.

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Portfolio Manager: The Fund is managed on a day-to-day basis by Guilherme Valle. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund.

Mr. Valle is the Co-Founder of the Advisor. Prior to forming the Advisor in 2002, Mr. Valle was a Director in Credit Suisse Asset Management’s alternative investments group upon the acquisition of Banco de Investimentos Garantia, Inc. by Credit Suisse Group. Mr. Valle started his financial career in 1993 as a member of Banco de Investimentos Garantia’s economic and fixed income research team.

HOW SHARES ARE PRICED

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to the Advisor as its valuation designee (the “Valuation Designee”). The Board of Trustees may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board of Trustees is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based on whether the Valuation Designee followed the valuation procedures.

The Fund may use independent pricing services to assist in calculating the value of its securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

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In computing NAV, the Fund values its foreign securities at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes two classes of shares offered by the Fund: Institutional Class and Super Institutional Class Shares. The Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are fee waiver and minimum investment. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below. The Fund and the Advisor may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Institutional Class Shares

Institutional Class shares of the Fund are sold at NAV without an initial sales charge and not subject to 12b-1 distribution fees. That means that 100% of your initial investment is placed into shares of the Fund.

Super Institutional Class Shares

Super Institutional Class shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Super Institutional Class shares are available only by purchasing from the Fund directly.

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Minimum Initial and Subsequent Investment Amounts

The minimum initial and subsequent investment by class of shares is:

Class	Initial Investment		Subsequent Investment
	Regular Account	Retirement Account	Regular Account	Retirement Account
Institutional	$1 million	$1 million	$100,000	$100,000
Super Institutional	$10 million	$10 million	$100,000	$100,000

The Fund reserves the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail ABS Insights Emerging Markets Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail ABS Insights Emerging Markets Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 800-813-1421 for wiring instructions and to notify the Fund that a wire transfer is coming. If the wire is for an initial investment, a completed Account Application must be received in advance of the wire. Any commercial bank can transfer same-day funds via wire. The Fund normally accepts wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan (“AIP”): Investors may purchase shares of the Fund through an Automatic Investment Plan (“AIP”), which allows for regular, periodic investments from a designated bank account. With the investor’s

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authorization, the Fund’s transfer agent will automatically withdraw the amount specified by the investor and invest it in Fund shares on a periodic basis.

There is no minimum investment required to participate in the AIP. Investors may modify or terminate their participation in the AIP at any time by notifying the Fund or its transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund reserves the right to suspend or discontinue the AIP at any time.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of regular trading on the NYSE every day the NYSE is open for business. The NYSE normally closes at 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next day that the NYSE is open for business.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

•         A completed and signed account application (for new accounts).

•         The exact dollar amount of the investment.

•         For existing accounts, the account number and the name(s) exactly as registered on the account.

•         Payment in U.S. dollars, payable to the Fund.

•         Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 800-813-1421 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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Converting Institutional Class Shares to Super Institutional Class Shares

If the current market value of your account in the Institutional Class is at least $10,000,000 (or you otherwise qualify for Super Institutional Class shares), then you may elect to convert that account from "Institutional" Class to "Super Institutional” Class shares on the basis of relative NAVs. Converting from Institutional Class to Super Institutional Class may not be available at certain financial intermediaries, or there may be additional costs associated with this exchange as charged by your financial intermediary. Because the NAV per share of the Super Institutional Class may be higher or lower than that of the Institutional Class at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or less Super Institutional Class shares than the number of Institutional Class shares converted. You may convert from Institutional Class to Super Institutional Class shares by calling us at 800-813-1421 or by contacting your financial intermediary if you hold your investment in the Fund through a financial intermediary.

A conversion from Institutional Class shares to Super Institutional Class shares, pursuant to the preceding paragraph, should generally not be a taxable exchange for federal income tax purposes.

HOW TO REDEEM SHARES

Redeeming Shares: The Fund typically expects that it will take up to three business days following receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Regular Mail ABS Insights Emerging Markets Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail ABS Insights Emerging Markets Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Telephone Transactions: You may purchase, exchange, or redeem Fund shares by calling 800-813-1421. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

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For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: Shareholders may elect to participate in a Systematic Withdrawal Plan (“SWP”) to have a specified amount withdrawn from their account on a periodic basis. Withdrawals may be made in any amount and at any frequency selected by the shareholder. To establish an SWP, please complete the appropriate form or contact the Transfer Agent.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Funds’ assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

•         The name of the Fund and the account number

•         The exact dollar amount or number of shares to be redeemed

•         The name(s) of the registered account owner(s), exactly as they appear on the account

•         Signature(s) of all registered owner(s)

•         Any required signature guarantee or medallion signature guarantee, if applicable

•         Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

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Suspension of Redemptions: Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption. In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee ("MSG"), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

•	The redemption amount exceeds $50,000;
•	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;
•	The redemption proceeds are made payable to someone other than the registered account owner;
•	The proceeds are directed to a financial institution account not held in the shareholder’s name;
•	The account registration or ownership is being changed;
•	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;
•	Any other situation where the Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Fund’s transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Funds’ Transfer Agent reserves the right to reject any signature guarantee.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due

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to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Uncashed checks/ Automatic Dividend Capital Gain Reinvestment: If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;
•	Dividends and capital gain distributions checks are not cashed within 180 days; or
•	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set

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forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include, but are not limited to:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s policies regarding market timing and trading policy (“Market Timing Trading Policy”); and
•	Rejecting or limiting specific purchase requests; and
•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Trust, on behalf of the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Trust, on behalf of the Fund, have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of "covered shares," which are generally shares acquired on or after January 1, 2012.

The Fund's default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 800-813-1421, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Advisor and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund or assist in the marketing of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual tailored shareholder report to those addresses shared by accounts that have elected to receive paper copies of these documents. If you wish to receive individual copies of these documents, please call the Fund at 800-813-1421 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by RSM US LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are available at no charge upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Super Institutional Class	For The Period Ended September 30, 2025(1)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.12
Net realized and unrealized loss	2.59
Total from investment operations	2.71

Less distributions from:
Net investment income	(0.05)
Total distributions	(0.05)

Redemption fees collected

Net asset value, end of period	$12.66

Total return(3)	27.14	%(7)

Net assets, at end of period (000s)	$127,163

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets before fee waiver/recapture(4)(6)	1.28	%(8)
Ratio of net expenses to average net assets after fee waiver/recapture(6)	0.96	%(8)
Ratio of net investment income to average net assets before fee waiver/recapture(5)(6)	1.55	%(8)
Ratio of net investment income to average net assets after fee waiver/recapture(5)(6)	1.23	%(8)
Portfolio Turnover Rate	72	%(7)

(1)	The Fund’s Super Institutional Class commenced operations on January 6, 2025.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions, if any. Total returns would have been lower absent the fee waiver.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the advisor.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Ratio does not include the expenses of other investment companies in which the Fund invests.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.

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Rev. June 2021

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number ▪ Purchase History ▪ Assets ▪ Account Balances ▪ Retirement Assets ▪ Account Transactions ▪ Transaction History ▪ Wire Transfer Instructions ▪ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

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Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.
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ABS INSIGHTS EMERGING MARKETS FUND

Advisor	ABS Global Investments 2187 Atlantic Street, Suite 604 Stamford, CT 06902
Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street, Suite 1200 Denver, CO 80202
Custodian	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Fund is included in the Fund’s SAI dated February 1, 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 800-813-1421 or visit www.absinv.com. You may also write to:

Regular Mail ABS Insights Emerging Markets Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail ABS Insights Emerging Markets Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22655